Exhibit 10.1

FORM OF WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”), effective as of October 30, 2023, is by and between Malachite Innovations, Inc., a Nevada corporation (the “Company”), and the undersigned warrantholder (the “Holder”).

RECITALS:

WHEREAS, the Holder currently of warrant(s) to purchase, in the aggregate, that number of shares of Common Stock of the Company, par value $0.001 per share, (the “Warrants”) set forth below on the signature page hereof; and

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to cancel and retire the Warrants and the Holder is willing to exchange the Warrants for that number of shares of the Company’s Common Stock, par value $0.001 per share (the “Common Shares”) set forth below on the signature page hereof, subject to certain restrictions in Section 3 below; and

WHEREAS, the Company is duly authorized to enter into this agreement and issue the Common Stock contemplated herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT:

Section 1. Securities Exchange.

(a) The Holder agrees to deliver to the Company the Warrants listed below on the signature page hereof in exchange for the number of shares of Common Stock listed below on the signature page, and the Company agrees to issue and deliver the Common Stock to the Holder in exchange for the Warrants through instructions to the Company’s transfer agent as set forth below.

(b) The exchange under this Agreement (the “Exchange”) shall occur on the Effective Date. Simultaneous with the Exchange, any and all Common Stock Purchase Warrants or other manifestations of Warrants dated as of, delivered to or received by Holder, prior to the Exchange, shall be deemed null and void.

(c) Upon the Exchange, the Company shall instruct the Company’s transfer agent to reflect on the Company’s stock ledger that the Holder is the holder of such number of shares of Common Stock set forth below which shares shall bear a legend restricting their transfer or sale until such time as such shares of Common Stock are subject to a registration statement deemed effective by the Securities and Exchange Commission or are otherwise freely transferrable.

Section 2. Vesting. The Company agrees and acknowledges that all the shares of Common Stock issued hereby are fully vested.

Section 3. Representations by the Holder. The Holder, by the acceptance of the shares of Common Stock hereof, acknowledges, accepts, represents and warrants that:

(i)	it is acquiring such shares for its own account and not with a view to or for distributing or reselling such shares or any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act;
(ii)	all options, rights or warrants to purchase the Common Stock of the Company that are beneficially owned by the Holder are being exchanged hereby such that upon the consummation of the Exchange, the Holder will have no beneficial ownership of any options, warrants or rights to purchase shares of the Common Stock of the Company;

(iii)	it is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock in the Exchange;
(iv)	the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein;
(v)	the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available;
(vi)	the Company is under no obligation to register the Common Stock; and
(vii)	the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.

Section 4. Stockholder Rights. On and after the Effective Date, the Holder shall have all of the rights as a stockholder of the Company with respect to such Common Stock, including the right to vote the shares and to receive, free of all restrictions, all dividends declared with respect to such shares. Notwithstanding the preceding sentence, any shares of Common Stock issued with respect to the shares of Common Stock covered by this Agreement in a stock dividend, stock split, or similar event, shall be subject to the same transfer restrictions as the shares of Common Stock covered by this Agreement.

Section 5. Miscellaneous. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by the laws of the State of Ohio without regard to conflict of laws principles.

IN WITNESS WHEREOF, this Agreement was duly executed effective on the date first written above.

MALACHITE INNOVATIONS, INC.
By:
Name:	Michael Cavanaugh
Title:	Chief Executive Officer

HOLDER:
By:
Name:	________________________

Aggregate number of Common Shares Underlying Holder’s Warrants: ___________

Number of shares of Common Stock to be issued to Holder in Exchange for Surrender of the Warrants referenced herein: ________________